UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

Dollarama Group Holdings L.P.

Dollarama Group L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-143444 and 333-134550	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Numbers:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On April 24, 2008 and May 1, 2008, the Partnerships issued press releases, copies of which are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Dollarama Group Holdings L.P. and Dollarama Group L.P. dated April 24, 2008

99.2	Press Release of Dollarama Group Holdings L.P. and Dollarama Group L.P. dated May 1, 2008

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP HOLDINGS L.P.
DOLLARAMA GROUP L.P.

By:	Dollarama Group GP Inc., its general partner

By:	/s/ Robert Coallier
	Name:	Robert Coallier
	Title:	Chief Financial Officer

Date: May 1, 2008

EXHIBIT INDEX

99.1	Press Release of Dollarama Group Holdings L.P. and Dollarama Group L.P. dated April 24, 2008

99.2	Press Release of Dollarama Group Holdings L.P. and Dollarama Group L.P. dated May 1, 2008

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